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                                                              EXHIBIT 10(i)A(3)


                  SECOND AMENDMENT TO 364 DAY CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO 364 DAY CREDIT AGREEMENT (this "Second Amendment") is dated as of April 18, 2001 among NATIONAL SERVICE INDUSTRIES, INC. (the "Parent"), NSI LEASING, INC., and NSI ENTERPRISES, INC. (collectively, with the Parent, the "Borrowers "), the BANKS parties hereto, WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), BANK ONE, NA (as successor to The First National Bank of Chicago), as Syndication Agent, and COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH and ABN AMRO, N.V., as Co-Agents;

                                  WITNESSETH:

         WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Co-Agents and the Banks parties thereto executed and delivered that certain Credit Agreement dated as of July 15, 1999, as amended by First Amendment to Credit Agreement dated as of July 14, 2000 (as so amended, the "364 Day Credit Agreement");

         WHEREAS, the Borrowers have requested certain amendments to the 364 Day Credit Agreement, and the Administrative Agent and the Required Banks have agreed to such Second Amendment, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Administrative Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the 364 Day Credit Agreement shall have the meaning assigned to such term in the 364 Day Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the 364 Day Credit Agreement shall from and after the date hereof refer to the 364 Day Credit Agreement as amended hereby.

         2. Amendments to Section 1.01. Section 1.01 of the 364 Day Credit Agreement hereby is amended by deleting the definition of "Debt" and by adding the following definitions of "Debt" and "Receivables Securitization Programs":

                  "Debt" of any Person means at any date, without duplication,
         (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under


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         Capital Leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument,
         (viii) all amounts outstanding under all asset securitization programs, (ix) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and
         (x) all Debt of others Guaranteed by such Person.

                  "Receivables Securitization Programs" means an asset securitization program proposed to be entered into by the Parent, NSI Enterprises, Inc. ("Enterprises"), National Service Industries, Inc., a Georgia corporation and a Wholly Owned Subsidiary of the Parent ("NSI Georgia") and a newly formed, bankruptcy-remote subsidiary to be organized in Delaware and to be named NSI Funding, Inc. ("NSI Funding") with Blue Ridge Asset Funding Corporation and certain liquidity banks, agented by Wachovia Bank, N.A., relating to the securitization of accounts receivable of Enterprises and accounts receivable of NSI Georgia's Lithonia Lighting, and NSI Chemicals Group divisions, and any amendment, restatement refinancing or replacement for such program, together with any other asset securitization program that may be hereafter entered into by Parent and any of its Subsidiaries relating to the securitization of the accounts receivable of Parent or such Subsidiaries; provided that the aggregate outstanding principal balance of all Debt incurred by Parent and its Subsidiaries at any one time under all such programs shall not exceed $200,000,000.

         3. Amendment to Section 5.09. Section 5.09 of the 364 Day Credit Agreement hereby is amended and restated as follows:

                  SECTION 5.09. Subsidiary Debt. The Parent shall not permit any Subsidiary which is not a Borrower or a Guarantor to incur any Debt except for (i) Debt owing to the Parent or another Subsidiary (including any Borrower), (ii) Debt under the Receivables Securitization Programs and (iii) other Debt which shall not exceed in the aggregate for all such other Debt of all such Subsidiaries an amount, together with the amount of Debt subject to Liens permitted by
         Section 5.15(p) (but without duplication), in excess of 25% of Stockholders' Equity as of the end of the Fiscal Quarter just ended.

         4. Amendment to Section 5.15(g). Section 5.15(g) of the 364 Day Year Credit Agreement hereby is amended and restated as follows:

                  (g) Liens on and transfers of accounts receivable in connection with (i) the Receivables Securitization Programs, up to the $200,000,000 program limit described in the definition of such term.

         5. Amendments to Exhibit F (Compliance Certificate). Paragraph 1 of Exhibit F hereby is amended and restated as follows:

                  1.       Subsidiary Debt (Section 5.09)


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                  The Parent shall not permit any Subsidiary which is not a
                  Borrower or a Guarantor to incur any Debt except for (i) Debt owing to the Parent or another Subsidiary (including any Borrower), (ii) Debt under the Receivables Securitization Programs and (iii) other Debt which shall not exceed in the aggregate for all such other Debt of all such Subsidiaries an amount, together with the amount of Debt subject to Liens permitted by Section 5.15(p) (but without duplication), in excess of 25% of Stockholders' Equity as of the end of the Fiscal Quarter just ended.

                  (a)      Subsidiary Debt not permitted by clause (i) or (ii)
                                              not in excess of $

                  (b)      Debt subject to Liens permitted by Section 5.15(p)
                                              not in excess of $

                  (c)      Sum of (a) and (b)                  $

                  (d)      Stockholders' Equity                $              ]

                  (e)      25% of (d)                          $

                  Limitation (c) not to exceed (e)

         6. Restatement of Representations and Warranties. The Borrowers hereby restate and renew each and every representation and warranty heretofore made by it in the 364 Day Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Second Amendment and all other loan documents executed and/or delivered in connection herewith.

         7. Effect of Second Amendment. Except as set forth expressly hereinabove, all terms of the 364 Day Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.

         8. Ratification. The Borrowers hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the 364 Day Credit Agreement and the other Loan Documents effective as of the date hereof.

         9. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         10. Section References. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.


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         11.      No Default. To induce the Administrative Agent and the Banks to enter into this Second Amendment and to continue to make advances pursuant to the 364 Day Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the Administrative Agent or the Banks under the 364 Day Credit Agreement.

         12. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         13. Governing Law. This Second Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         14. Conditions Precedent. This Second Amendment shall become effective only upon: (i) execution and delivery (which may be by facsimile) of this Second Amendment by the Borrowers, the Administrative Agent and the Required Banks; and (ii) the execution and delivery of the Consent and Reaffirmation of Guarantor at the end hereof by the Parent.


                      [SIGNATURES CONTAINED ON NEXT PAGE]


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         IN WITNESS WHEREOF, the Borrowers, the Administrative Agent and each of the Required Banks has caused this Second Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


NATIONAL SERVICE INDUSTRIES, INC.            NSI LEASING, INC.


By:                        (SEAL)            By:                         (SEAL)
   ------------------------                     -------------------------
   Name:                                        Name:
   Title:                                       Title:


NSI ENTERPRISES, INC.                        BANK ONE, NA (as successor to The
                                             First National Bank of Chicago),
                                             as Syndication Agent and as a Bank

By:                        (SEAL)            By:                         (SEAL)
   ------------------------                     -------------------------
   Name:                                        Name:
   Title:                                       Title:


WACHOVIA BANK, N.A., as Administrative       ABN AMRO, N.V.,
Agent and as a Bank                          as Co-Agent and as a Bank


By:                        (SEAL)            By:                         (SEAL)
   ------------------------                     -------------------------
   Name:                                        Name:
   Title:                                       Title:


COMMERZBANK AKTIENGESELLSCHAFT,              THE BANK OF NEW YORK,
NEW YORK BRANCH, as Co-Agent                 as a Bank
and a Bank


By:                        (SEAL)            By:                         (SEAL)
   ------------------------                     -------------------------
   Name:                                        Name:
   Title:                                       Title:

By:                        (SEAL)
   ------------------------
   Name:
   Title:


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BANK OF AMERICA, N.A.                        MELLON BANK, N.A.,
as a Bank                                    as a Bank


By:                        (SEAL)            By:                         (SEAL)
   ------------------------                     -------------------------
   Name:                                        Name:
   Title:                                       Title:


TORONTO DOMINION BANK, as a Bank             SUNTRUST BANK (formerly Sun
                                             Trust Bank, Atlanta),
                                             as a Bank

By:                        (SEAL)            By:                         (SEAL)
   ------------------------                     -------------------------
   Name:                                        Name:
   Title:                                       Title:

By:                        (SEAL)            By:                         (SEAL)
   ------------------------                     -------------------------
   Name:                                        Name:
   Title:                                       Title:


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               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR


         The undersigned (i) acknowledges receipt of the foregoing Second Amendment To 364 Day Credit Agreement (the "Second Amendment"), (ii) consents to the execution and delivery of the Second Amendment by the parties thereto, and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of July 15, 1999 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Second Amendment.


NATIONAL SERVICE INDUSTRIES, INC.


By:                        (SEAL)
   ------------------------
   Name:
   Title:


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